SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to

Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2006

YOUNG INNOVATIONS, INC.

(Exact name of registrant as specified in its charter)
MISSOURI

(State or other jurisdiction of incorporation)

000-23213	43-1718931

(Commission File Number)	(I.R.S. Employer Identification Number)

13705 Shoreline Court East, Earth City, MO	63045

(Address of principal executive offices)	(Zip Code)
(314) 344-0010

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 2, 2006, Young Innovations, Inc. entered into Employment Agreements with Christine R. Boehning, Daniel J. Tarullo and Stephen T. Yaggy. Each Employment Agreement has a one-year term which automatically extends for an additional one-year term unless either party delivers written notice of the intention not to extend the term not later than six (6) months prior to its expiration. The Employment Agreements provide for annual base salaries of $160,000, $140,000 and $130,000 for Ms. Boehning, Mr. Tarullo and Mr. Yaggy, respectively. The Employment Agreements are as Exhibits 10.1, 10.2 and 10.3, respectively, to this Form 8-K and are hereby incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits
Exhibit Number	Description
10.1	Employment Agreement dated June 2, 2006 between Young Innovations, Inc. and Christine R. Boehning.
10.2	Employment Agreement dated June 2, 2006 between Young Innovations, Inc. and Daniel J. Tarullo.
10.3	Employment Agreement dated June 2, 2006 between Young Innovations, Inc. and Stephen T. Yaggy.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YOUNG INNOVATIONS, INC.
By:	/s/ Christine Boehning

Christine Boehning
Vice President and Chief Financial Officer

Dated: June 05, 2006

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